                                                                    Exhibit 23.1

                             Accountants' Consent


The Board of Directors
ViroPharma Incorporated:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                                        KPMG LLP
Princeton, New Jersey
September 21, 1999